March 1, 1996

                               MIDWEST TRUST
                     Short Term Government Income Fund
                 Intermediate Term Government Income Fund

              Supplement to Prospectus Dated February 1, 1996

The third paragraph in the section entitled "Operation of the Funds" on page 22 has been revised as follows:

     Scott D. Weston, Assistant Vice President-Investments of the Adviser, is primarily responsible for managing the portfolio of the Intermediate Term Government Income Fund. Mr. Weston has been employed by the Adviser since August 1992 and has been managing the Fund's portfolio since March 1996. Prior to August 1992, Mr. Weston was employed by Adex International, Inc. as a Cost Control Manager.






                                                  March 1, 1996

                               MIDWEST TRUST
              Adjustable Rate U.S. Government Securities Fund

              Supplement to Prospectus Dated February 1, 1996

The fourth paragraph in the section entitled "Operation of the Fund" beginning on page 18 has been revised as follows:

     Scott D. Weston, Assistant Vice President-Investments of the Adviser, is primarily responsible for managing the portfolio of the Fund. Mr. Weston has been employed by the Adviser since August 1992 and has been managing the Fund's portfolio since March 1996. Prior to August 1992, Mr. Weston was employed by Adex International, Inc. as a Cost Control Manager. Irma N. Tavares, Vice President of Hanover, is primarily responsible for fulfilling Hanover's contractual obligations to the Adviser. Ms. Tavares, who has been employed by Hanover since 1989, has been assisting in the management of the Fund's portfolio since its inception in February 1993.